AXS Adaptive Plus Fund (the “Fund”)

A series of Investment Managers Series Trust II

Supplement dated September 8, 2023 to the

Prospectus dated February 1, 2023.

Effective immediately, the following paragraph replaces (i) the first paragraph under the “Summary Section – Principal Investment Strategies” section of the Fund’s Prospectus, and (ii) the second paragraph under the “More About the Fund’s Investment Objective, Principal Investment Strategies and Risks – Principal Investment Strategies” section of the Fund’s Prospectus:

Under normal market conditions, the Fund seeks to achieve its investment objective by investing in equity-linked call options or swaps that provide exposure to the ProfitScore Capital Management, Inc. (“ProfitScore”) trading program (the “Trading Program”), which is designed to produce the returns of the ProfitScore Regime-Adaptive Equity Index (the “Index”). The Index provides varying long and short exposure to U.S. equities and cash equivalents, in an effort to offer risk-adjusted performance greater than that of a portfolio equally distributed across U.S. equities and cash equivalents. Determining Index exposure and allocation is performed in two steps: first, determination of the market environment for U.S. equities (i.e., low volatility or high volatility), and second, capturing the short-term price changes (up and/or down) observed in the respective asset classes (i.e., U.S. equities and cash equivalents) that the Index tracks. Because the Fund cannot invest in the Index directly, the Fund utilizes options and/or swaps to generate returns that correspond directly to the returns of the Trading Program and, indirectly, the Index.

Please file this Supplement with your records.